UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 19, 2006

                            Global Gold Corporation

             (Exact name of registrant as specified in its charter)



         Delaware                       02-69494                13-3025550
         --------                       --------                ----------
(State or other jurisdiction          (Commission                  (IRS
      of incorporation)               File Number)           Identification No.)


           45 East Putnam Avenue, Greenwich, CT                 06830
         ----------------------------------------              -----
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (203) 422-2300

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2006, Global Gold Corporation (the "Company") through its wholly owned subsidiary Global Gold Mining, LLC ("GGM") entered a "Restructuring, Royalty, and Joint Venture Termination Agreement" with Caucasus Resources Pty. Ltd. ("CR") a wholly owned subsidiary of Australia based and ASX listed Iberian Resources Limited ("Iberian"). The Agreement restructures the parties' Aigedzor Mining Company Joint Venture to transfer GGM's 20% interest to CR in exchange for: one million dollars; a 2.5% Net Smelter Return royalty payable on all products produced from the Lichkvaz and Terterasar mines as well as from any mining properties acquired in a 20 kilometer radius of the town of Aigedzor in southern Armenia; and five million shares of Iberian's common stock, which are restricted for one year. If the average closing market price for Iberian shares Common Stock for any consecutive period of thirty trading days during the one year restriction period shall drop below AUS$0.50, GGM shall, subject to the receipt by Iberian of any necessary approvals under the Listing Rules of Australian Stock Exchange Limited, promptly receive from Iberian an additional
2.5 million shares of Iberian's common stock. GGM retains the right to participate up to 20% in any new projects undertaken by Iberian or its affiliates in Armenia until August 15, 2015, all as described in the exhibit below.

Item 2.01 Completion of Acquisition or Disposition.

The information provided in item 1.01 is incorporated herein by reference.


Exhibit No.


10.3 Material Contract - Restructuring, Royalty, and Joint Venture Termination Agreement Between Global Gold Mining, LLC And Caucasus Resources Pty. Ltd. dated as of December 19, 2006.

99.1 Press Release




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934,


the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: December 20, 2006,                  Global Gold Corporation

                                        By: /s/Drury J. Gallagher
                                            ---------------------
                                      Name: Drury J. Gallagher
                                     Title: Chairman, Chief Executive
                                            Officer and Treasurer